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                                                                    EXHIBIT 99.2

                       CONSENT TO BE NAMED AS A DIRECTOR

        I, Robert J. Dolan, hereby consent to be director of Knoll, Inc., a Delaware corporation (the "Company"), and to be named as a director in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission by the Company.

Dated: May 6, 1997


                                            /s/ Robert J. Dolan
                                           ----------------------------
                                           Name: Robert J. Dolan